Exhibit 10.6

Private and Confidential

CONFIRMATION MEMORANDUM — GASLOG SAVANNAH

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

GAS-one Ltd. (“Owners”) and Methane Services Limited (“MSL”) agree upon this Charter on this 9 May 2011.

Owners and MSL are parties to that certain Master Time Charter party dated 9 May 2011 (the “Master Time Charter party”). Owners and MSL hereby agree that the terms and conditions contained in the Master Time Charter party (i) shall apply to the Charter of the Vessel identified in this Confirmation Memorandum and (ii) are incorporated herein by reference.

All capitalized terms used in this Confirmation Memorandum shall have the meaning set forth in the Master Time Charter party unless specifically defined herein.

1.	OWNER

The Owner shall be GAS-one Ltd, a corporation existing under the laws of Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.

2.	VESSEL DETAILS

Vessel Name	GasLog Savannah

IMO Number	9352860

Vessel Size	154,800 m3 at 100% fill, -163°C

Ship Management	Ceres LNG Services Ltd.

Flag	Bermuda

Classification Society	ABS

P&I Club	UK P&I Club

3.	DELIVERY

The Vessel shall be tendered for delivery as is, where is, on the date hereof.

Private and Confidential

4.	REDELIVERY

The Vessel shall be redelivered on ***** 2015 plus or minus up to ***** at Charterers’ option.

Charterers shall redeliver the Vessel to Owners at the pilot boarding station outbound at last discharge port unless otherwise mutually agreed. Charterers shall provide 30, 15, 10, 7, 3, 2, 1 days notice of redelivery.

5.	EXTENSION OPTIONS

Charterers shall have the option to extend the Charter for ***** periods of ***** each, from ***** 2015 up to ***** 2023 plus or minus up to ***** at Charterers’ option. Each charter extension period is to be nominated by Charterers at least ***** before the end of each current charter period.

6.	RATE OF HIRE

Subject as herein provided, Charterers shall pay for the use and hire of the Vessel at a daily hire rate, and pro rata for any part of a day, which shall consist of ***** referred to in Clause 10 (a), commencing at and from the time and date of her delivery (local time) to Charterers until the time and date of redelivery (local time) to Owners.

(i) The ***** for the Vessel shall be fixed as United States Dollars ***** per day

(ii) The ***** for the Vessel shall be United States Dollars ***** per day and shall be*****; each anniversary year shall begin on 1 January 2011.

7.	PAYMENT OF HIRE

To: GAS-one Ltd Alpha Bank AE Piraeus Shipping Branch 89 Akti Miaouli 18537 - Piraeus Greece Acc. No. 960-01-5006-015104 IBAN GR69 0140 9600 9600 1500 6015104

8.	SHIP CONTACT DETAILS

The Vessel’s contact details are as follows: Phone F77: +870765041044/5 Phone VSAT: +44 2031454652/3 FAX F77: +870765041046 E-mail: sav@cereslng.com

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9.	PERFORMANCE GUARANTEES

	(a)	Laden Leg Fuel Consumption

Average Speed (Knots)	Gas (tonnes)	Fuel Oil (tonnes)

19.5	*****	*****
19.0
18.5
18.0
17.5

No more than two tonnes of MDO as pilot fuel will be consumed per day.

(b)	Ballast Leg Fuel Consumption

Average Speed (Knots)	Gas (tonnes)	Fuel Oil (tonnes)

19.5	*****	*****
19.0
18.5
18.0
17.5
17.0
16.5
16.0
15.5
15.0
14.5
14.0
13.5
13.0

No more than ***** tonnes of MDO as pilot fuel will be consumed per day.

Consumption figures in the above sub-clauses 8(a) and 8(b) shall be *****.

Private and Confidential

10.	EXISTING TIME CHARTER PARTIES

Upon signature of this Confirmation Memorandum, the current Time Charter of the Vessel between GAS-one Ltd. and Methane Services Limited dated 19 August 2008 shall, with effect on and from the date hereof, be novated pursuant to the Master Time Charter party and this Confirmation Memorandum both dated 9 May 2011.

IN WITNESS WHEREOF, the Parties have executed this Confirmation Memorandum on the date stated above.

Agreed and signed by Owners	Agreed and signed by Charterers

Name: J. Jensen	Name: Martin Houston

Title: Chairman & Director	Title: Attorney-in-Fact

Date: 9 May 2011	Date: 9 May 2011

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ANNEX A

GAS FORM C

DESCRIPTION OF THE VESSEL

SHI -HULL 1641

1.	GENERAL
	1.1	Vessel Name and Hull Number	:	SHI - HN 1641

	1.2	Builder and Yard	:	Samsung Heavy Industries Geoje Island, Korea
	1.3	Year Built	:	2010
	1.4	Containment System	:	Membrane Type GTT Mark III
	1.5	Country of Registry	:	Bermuda
	1.6	Port of registration	:	Hamilton
	1.7	Classification Society	:

American Bureau of Shipping XAl E, Liquefied gas carrier, Ship type 2G(Membrane tank, Maximum pressure 25 kPaG and Minimum Temperature -163°C), SH, SH-DLA, SHCM, RES, XAMS, XACCU, SFA(40), NIBS, XAPS, XES, PORT, POT, CRC, DFD, UWILD.

:

2.	DIMENSIONS, TONNAGE
	2.1	Length Overall	:	285.0 metres
	2.2	Length between Perpendiculars	:	274.0 metres
	2.3	Beam (moulded)	:	43.40 metres
	2.4	Depth to upper deck, moulded	:	26.0 metres
	2.5	Scantling Draft, moulded (in )	:	12.5 metres
seawater of specific gravity of 1.025

	2.6	Design Draft, moulded (in seawater	:	11.5 metres
of specific gravity of 1.025)
	2.7	Summer Draft (extreme)	:	12.1 metres
	2.8	Air Draft	:	Maximum 50.00m A/B with radar mast in lowered position and about 56.00m A/B with radar mast in raised position.

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3.	TONNAGE
	3.1	Deadweight at Design Draft, extreme	:	74,600 metric tonnes
		at Summer Draft, extreme	:	80,900 metric tonnes
	3.2	Lightweight	:	31,300 metric tonnes
	3.3	Displacement at Summer Freeboard	:	112,200 metric tonnes
	3.4	Gross Tonnage (International)	:	98,000
	3.5	Net Register Tonnage	:	31,000
	3.6	Suez Canal Gross Tonnage	:	N/A. It is calculated around delivery
	3.7	Suez Canal Net Tonnage	:	N/A. It is calculated around delivery

4.	MACHINERY
	4.1	Propelling Machinery,
		Type, Make, MCR	:	3sets x 4-stroke, non-reversible, turbocharged and inter-cooled dual fuel engine (Wartsila 12V50DF: 11,400 kW at MCR, 514 RPM)

1set x 4-stroke, non-reversible, turbocharged and inter-cooled dual fuel engine (Wartsila 6L50DF: 5,700 kW at MCR, 514 RPM)

2sets x electric propulsion motors (type: dual winding, air to fresh water heat exchanger, designed to suitable for connect to gear box and designed for a propulsion converter controlled drive)
Output Power: 12,650kW

	4.2	Main Boilers
		Type, Make and Number	:	Two (2) Oil fired, vertical, forced draft, marine boiler Aalborg
		Maximum Evaporation	:	5,000 kg/h
	4.3	Electrical Generating Plan
		Type, Maximum Output per	:	3sets x totally enclosed (IP44) generators (F.W. cooled) Rated Output: 11,000 kW Rated Voltage: 6,600 VAC, 60 Hz, 3 Phase

1set x totally enclosed (IP44) generator (F.W. cooled) Rated Output: 5,500kW

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Rated Voltage: 6,600 VAC, 60 Hz, 3 Phase

lset x enclosed (IP32) self-ventilated emergency generator Rated Output: 850kW Rated. Voltage: 450V AC, 60Hz, 3 Phase

lset x 4-stroke, direct injection, trunk piston emergency generator, 850kW, 1800 RPM (LINDENBERG)

4.4	Bow Thruster	:	Controllable Pitch Propeller (C.P.P.)
	Electric motor	:	2,000 kW, 6,600V
	No of blades	:	Four (4) (Ni-Al-Bronze)

5.	OWNER GUARANTEE SPEEDS
Service speed shall be ***** knots at the designed draught of 11.5m and at propulsion shaft power of 24,950 kW including 19.5% sea margins.

6.	FUEL CONSUMPTION RATE

The specific fuel consumption of each main generator engine with engine driven pumps shall be measured at manufacturer’s shop trial with 5% tolerance. The figures below shall be based on arithmetic average value of total engines. If the shop trial conditions are different from the conditions below, the results shall be corrected in accordance with the manufacturer’s standards.

Gas operation
Specific energy consumption value at MCR with engine driven pumps shall be 7,640 kJ/kWh, with 1.0g/kWh for pilot fuel.

Operation on back-up fuel: marine gas oil (MGO)

Specific fuel oil consumption value at MCR with engine driven pumps shall be 189g!kWh. Fuel consumption at MCR shall be measured according to ISO 3046/1-1995, using MGO with lower heat value of 42,700 Id/kg.

Fuel switch over

Each engine is to be capable of burning either Gas, Diesel oil or HFO. Fuel change over from Gas to HFO, or HFO to gas, for all engines, is to be completed within 3 hours.

Specific details on fuel change over shall be provided in Charterer’s voyage instructions for each voyage, as is more fully set forth in Clause 13.

Switch over of engines fuel systems is to be simultaneous and concurrent. Failure to complete the switch over with in the allowable 3 hours will result in a deduction being made equal to the cost of the excess diesel oil used in the change over.

Private and Confidential

7.	CARGO TANKS
	7.1	Total Capacity 98.5% full	:	152,480 cubic metres at maximum allowable cargo tank fill ratio of 98.5% and reference temperature according to IGC Code 15.1.24-4
	7.2	Number of Cargo Tanks	:	4
	7.3	Maximum S.G.	:	470 kg/m3
	7.4	Minimum Temperature	:	-163°C
	7.5	Normal Tank Operating Pressure	:	106 kPa absolute
	7.6	Relief Valve Settings	:	25 kPa gauge
	7.7	Capacity at -163°C 100% full	:	154,800 m3

No. 1 tank No. 3 tank	: :	20,400 m3 44,800 m3	No. 2 tank No. 4 tank	: :	44,800 m3 44,800 m3

7.8	The Vessel’s cargo tanks can be cooled down from ambient temperature to the loading condition in less than 10 hours (-130°C, mean temp. of cargo tanks).

8.	CARGO LOADING AND DISCHARGE PERFORMANCE
(a)

The ship shall be able to load the bulk of the cargo (excluding slow starting and topping off) through three (3) liquid manifolds in approximately 12 hours at pressure of 230 kPa(G) inboard of the manifold strainer.

(b)

The ship shall be able to discharge the bulk cargo through three (3) liquid manifolds in approximately 13 hours (excluding slow starting and stripping) against a backpressure of 420kPaG measured inboard of the manifold strainer with cargo tanks at mid-level.

9.	BOIL-OFF RATE
	9.1	Guarantee Boil-off Rate	:	Not to exceed 0.15% per day

10.	FRESH WATER
	10.1	Capacity of F.W. generators	:	Two 30t/d - Alfa-Laval
	10.2	Capacity of Tanks
		Fresh Water	:	350 m3
		Distilled Water	:	50 m3

11.	BUNKER CAPACITY
	11.1	Fuel Oil (100%)	:
		HFO Storage Tanks		4236.4 m3
	(incl. Low Sulphur)			122.5 m3
		HFO Service Tanks HFO Settling Tanks		168.4 m3
	11.2	Gas Oil (100%)	:	6.16 m3
	11.3	Diesel Oil (100%)	:
		MDO Storage Tanks MDO Service Tanks		1132.9 m3 158.8 m3

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12.	WATER BALLAST
	12.1	Tank Capacity (100%)	:	53,500 m3
	12.2	Number and Capacity of water ballast pumps	:	3 X 2,500 m3/h at 30 mwc
	12.3	The vessel is capable of loading/discharging ballast concurrent with cargo operations	:	Yes

13.	CARGO PUMP
	13.1	Number	:	8
	13.2	Type and Make	:	Electric motor driven pumps, centrifugal, single stage, submerged / Ebara
	13.3	Rated Capacity of each Pump	:	1,700 m3/h at 155 mlc (S.G. 0.5)

14.	STRIPPING/SPRAY PUMP
	14.1	Number	:	5
	14.2	Type and Make	:	Electric motor driven, centrifugal, submerged / Ebara
	14.3	Rated Capacity of each Pump	:	50 m3/h at 145 mlc (S.G. 0.5)

15.	EMERGENCY CARGO PUMP
	15.1	Number	:	1
	15.2	Type and Make	:	Centrifugal, single stage, removable type / Ebara
	15.3	Rated Capacity	:	550 m3/h at 155 mlc (S.G. 0.5)

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16.	CARGO INSTRUMENTATION
	16.1	Liquid Level Gauge
Primary
		Type	:	Radar
		Number per Tank	:	1
		Accuracy	:	Sensor +- 5 0 mm Level alarm: +-10
		Measuring range	:	0 – 50m

Secondary
		Type	:	Float / Whessoe
		Number per Tank	:	1
		Accuracy	:	+-7.5 mm
		Measuring range	:	0 – 44m

	16.2	Temperature Sensor
		Type	:	High Accuracy
		Number per Tank	:	5 pair
		Accuracy	:	+0.2°C between -165°C and -145°C, rising to +1.5°C at +50°C
		Measuring range	:	-200 - +400

	16.3	Pressure Sensor System
		Number per Tank	:	1
		Accuracy	:	+1% of span with deck temperature ranging between -30°C and +60°C
		Measuring range	:	800 - 1,400 mbar
	16.4	Ship shore communication system	:	Fibre optic, electrical intrinsically safe and pneumatic types

17.	NITROGEN GENERATION
	17.1	Type and Make	:	Membrane permeation type / Air Product AS
	17.2	Capacity	:	2 x 90 Nm3/h
	17.3	Pressure Tank	:	abt. 13 kg/cm2.g

18.	INERT GAS GENERATION
	18.1	Type and Make	:	Stoichiometric combustion of fuel oil & air/ Smit Gas System
	18.2	Capacity	:	14,000 Nm3/h inert gas or dry air
	18.3	Quality of Gas	:	Dew point -45°C at 760 mmHg
				O2	: max. 1.0% by vol.
				CO	: max. 100 ppm
: max. 10 ppm
				NOx	: max. 100 ppm
				Soot	: Bacharach 0
				HC	: 0%
				CO2	: max. 14% by

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Remainder : N2, H2, Ar

19.	GAS COMPRESSORS
	19.1	High Duty
		Type and Make	:	Horizontal, single stage centrifugal / Cryostar
		Number and Capacity		2 x 26,000 m3/h
		Discharge Pressure		200 kPa A
		Suction Press and Temp		-140°C, 103 kPa A
	19.2	Low Duty
		Type and Make	:	Horizontal, two stage centrifugal / Cryostar
		Number and Capacity	:	2 x 3,100 m3/h
		Discharge Pressure	:	200 kPa A
		Suction Press and Temp	:	-140°C-100°C, 103 kPa A

20.	FORCING VAPORIZER
	20.1	Capacity	:	5,112 kg/h from -163°C to -40°C / Cryostar

21.	DECK MACHINERY
	21.1	Winches Number, Position, Type (incl. windlass)	:	5FWD (2 combined with windlass), 5 AFT, Electro-hydraulic motor driven type (self contained) Maker: TTS-Kocks
	21.2	Holding Power of Brake	:	Winch brake should be capable of holding 80% of the mooring line’s MBL, and adjustable between 80% and 60% and to be set at 60% at the vessel delivery time

	21.4	Size of Wires and whether fitted with Tails State Length, Material	:	Mooring Rope: 22sets, each 275m long and 42 mm diameter (12-strand Dyneema SK-75 fiber) with MBL: 125t One side of each mooring rope shall be fitted with eye splice Nylon tails, 11m long.

	21.5	Derrick, cranes, etc Type and Capacity	:	2sets x self contained electro-hydraulic single jib cranes (hose handling on trunk deck mid part port and starboard side) Hoisting Capacity: 5MT SWL.

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l set electro-hydraulic single jib, self contained crane Starboard (provision & engine room equipment) Hoisting Capacity: 5.0 MT
l set electro-hydraulic single jib, self-contained crane Port (provision & engine room equipment) Hoisting Capacity: 10.0 MT

22.	NAVIGATION AND RADIO
	22.1	Navigation Aids and Radio Equipment	:

2 × Magnetic Compass (transmitting type) 1 × Gyro Compass Steering Control / auto pilot Rudder angle indicator Echo Sounder Speed Log Radar (1 × X-Band, 1 × S-Band) Anemometer
Weather Facsimile
GPS Navigator
Loran-C Navigator
Integrated Navigation System
Navtex Receiver

23.	OTHER
	23.1	Bilge Oily Water Monitor	:	1 X 10 m3/h (15 ppm)
	23.2	Incinerator	:	1 forced draft, package type, 700,000kcal/h capacity, for solid garbage waste and sludge oil burning
	23.3	Sewage Treatment Plant	:	One (1) biological IMO type for 46 persons
23.4

CCTV system with 6 cameras and monitors in wheelhouse, engine control room, cargo control room and DF Engine area. Also:
Each one (1) -       Camera near the Propulsion motor
One (1) -               Camera near the GCU
Each one (1) -                  Camera at Cargo manifold (P&S)
Each one (1) -                  Camera at Mooring station (fore & aft)

One (1) set of loading computer, including hardware and software (on-line), installed in the central control room.
	23.5	Shipboard management system
	23.6	Public address system

Private and Confidential

ANNEX B — LETTER OF QUIET ENJOYMENT

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